EXHIBIT 10.1

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 2, 2007, is entered into among Alexandria Real Estate Equities, Inc., a Maryland corporation (“Parent”), Alexandria Real Estate Equities, L.P., a Delaware limited partnership (“Operating Partnership”), ARE-QRS Corp., a Maryland corporation (“QRS”), ARE Acquisitions, LLC, a Delaware limited liability company (“ARE”), and the other borrowers set forth on the signature pages hereto (collectively, together with Parent, Operating Partnership, QRS and ARE, the “Borrowers”), certain lenders party to the Existing Credit Agreement described below (the “Lenders”), the lenders providing new commitments identified on the signature pages hereto in respect of the Existing Credit Agreement (the “Increase Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”).  Terms used but not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrowers, the Lenders party thereto, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of October 31, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 1, 2006 (the “Existing Credit Agreement”);

WHEREAS, the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth;

WHEREAS, the Borrowers have requested that certain Lenders and the Increase Lenders provide new revolving commitments and/or term loans as permitted by Section 2.15 of the Existing Credit Agreement in an amount not to exceed $500,000,000; and

WHEREAS, the Required Lenders and the Increase Lenders have agreed to such modifications and such new revolving commitments and/or term loans on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1                 Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following term used in this Amendment, including its preamble and recitals, have the following meanings:

“Amendment No. 2 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2                 Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENT TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1                 Amendments to Section 1.01.

(a)                                  The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Second Amendment Effective Date” shall mean May 2, 2007.

“Term A-1 Lenders” means Lenders with a Term A-1 Loan Commitment or holding Term A-1 Loans.

“Term A-1 Loan” means a Term A-1 Loan of any type made to Borrowers by the Term A-1 Lenders in accordance with their Applicable Percentage pursuant to Section 2.01(c).

“Term A-1 Loan Amount” means, at any time, the aggregate principal amount of the Term A-1 Loans outstanding, which on the Second Amendment Effective Date is equal to $150,000,000.

“Term A-1 Loan Commitment” means, as to each Term A-1 Lender, its obligation to make a Term A-1 Loan to the Borrowers pursuant Section 2.01(c), in an aggregate principal amount on the Second Amendment Effective Date not to exceed the amount set forth opposite such Term A-1 Lender’s name on Schedule 2.01A or the amount set forth in the Assignment and Assumption pursuant to which such Term A-1 Lender becomes a party hereto, as applicable.

(b)                                 The following definitions are hereby amended and restated in their entireties to read as follows:

“Aggregate Revolving Commitments” means all Revolving Commitments of the Revolving Lenders.  As of the Second Amendment Effective Date, the Aggregate Revolving Commitments are equal to $1,150,000,000.

“Term Lenders” means the Term A Lenders, Term A-1 Lenders and any other Term Lenders holding a Term Loan pursuant to Section 2.15.

“Term Loan” means a Term A Loan, a Term A-1 Loan or any other term loan made pursuant to Section 2.15.

“Term Loan Amount” means, at any time, the Term A Loan Amount plus the Term A-1 Loan Amount plus the aggregate outstanding principal amount of all other Term Loans.

SUBPART 2.2                 Amendment to Section 2.01.  A new clause (c) is hereby added to Section 2.01 of the Existing Credit Agreement to read as follows:

(c)                                  Term A-1 Loan.  Subject to the terms and conditions set forth herein, each Term A-1 Lender severally agrees to fund the portion of the Term A-1 Loan Amount represented by its Term A-1 Loan Commitment to the Borrowers on the Second Amendment Effective Date in an aggregate amount not to exceed such Term A-1 Lender’s Term A-1 Loan Commitment or the Term A-1 Loan Amount.  The Term A-1 Loan shall be made in one draw on the Second Amendment Effective Date.  To the extent all or any portion of the Term A-1 Loans are repaid or prepaid, they may not be reborrowed.  On the Second Amendment Effective Date, all Term A-1 Loans shall be Base Rate Loans unless the Borrowers shall have delivered at least three Business Days prior to the Second Amendment Effective Date, a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.  Thereafter, Term A-1 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

SUBPART 2.3                 Amendment to Section 2.15(a).  Clause (iv) contained in Section 2.15(a) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(iv) the Aggregate Revolving Commitments shall not be increased by an amount after the Second Amendment Effective Date, in the aggregate, that is greater than $500,000,000 less the aggregate amount of any additional term tranches added after the Second Amendment Effective Date pursuant to clause (b) below,

SUBPART 2.4                 Amendment to Section 2.15(b).  Clause (iv) contained in Section 2.15(b) of the Existing Credit Agreement is hereby amended and restated to read as follows:

(iv)  the aggregate amount of such term tranches after the Second Amendment Effective Date shall not exceed $500,000,000 less any increases in the Aggregate Revolving Commitments after the Second Amendment Effective Date pursuant to clause (a) above,

SUBPART 2.5                 Amendment to Schedules.  Schedule 2.01A of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1                 Amendment No. 2 Effective Date.  This Amendment shall be and become effective as of the date hereof (the “Amendment No. 2 Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2                 Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Required Lenders, the Increase Lenders and the Administrative Agent.

SUBPART 3.3                 Officer’s Certificate.  The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrowers stating that (i) no Default or Event of Default exists before or after giving effect to this Amendment on the Second Amendment Effective Date and (ii) the representations and warranties contained in Article V of the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, they are true and correct in all material respects as of such earlier date, except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement.

SUBPART 3.4                 Prepayments.   If any Revolving Loans are outstanding on the date hereof, the Borrowers shall have prepaid (provided that any such prepayment shall be subject to Section 3.05 of the Existing Credit Agreement) one or more existing Revolving Loans (or in the case of the addition of any new Lender, prepay and reborrow the outstanding Revolving Loans) in an amount necessary such that after giving effect to the increase in the Aggregate Revolving Commitments, each Lender will hold its Applicable Percentage (based on its Revolving Commitment of the revised Aggregate Revolving Commitments) of outstanding Revolving Loans.

SUBPART 3.5                 Execution of Lender Joinder Agreements.  The Administrative Agent shall have received counterparts of Lender Joinder Agreements from any Increase Lender who is not currently a Lender, which collectively shall have been duly executed by the Parent on behalf of each of the Borrowers, the applicable Increase Lender and the Administrative Agent.

SUBPART 3.6                 Fees and Expenses.  The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent to the extent the Borrowers have received an invoice prior to the Amendment No. 2 Effective Date).

PART 4

MISCELLANEOUS

SUBPART 4.1                Representations and Warranties.  The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct in all material respects as of such date).

SUBPART 4.2                Ratification of Credit Documents.

(a)                                  The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Existing Credit Agreement as amended and modified by this Amendment.  Except as herein specifically agreed, the Existing Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and, together with the other Loan Documents, shall remain in full force and effect according to its terms.

(b)                                 The Borrowers acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its respective obligations under the Loan Documents and that, after the date hereof, this Amendment shall constitute a Loan Document.

SUBPART 4.3                Authority/Enforceability.

(a)                                  The Borrowers represent and warrant to the Administrative Agent as follows:

(i)                                     They have taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by the Borrowers and constitute the Borrowers’ legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               The execution and delivery of this Amendment does not (A) violate, contravene or conflict with any provision of their Organizational Documents or (B) materially violate, contravene or conflict with any Law applicable to them.

SUBPART 4.4                Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5                Counterparts/Telecopy.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6                 Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SUBPART 4.7                 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWERS:	ALEXANDRIA REAL ESTATE EQUITIES, INC.,
a Maryland corporation

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ALEXANDRIA REAL ESTATE EQUITIES, L.P., a
Delaware limited partnership

	By:	ARE-QRS Corp., a Maryland corporation, general
partner

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-QRS CORP., a Maryland corporation

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE ACQUISITIONS, LLC, a Delaware limited
liability company

	By:	ARE-QRS Corp., a Maryland corporation,
managing member

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-1201/1208 EASTLAKE AVENUE, LLC
ARE-1208 EASTLAKE AVENUE, LLC
ARE-HARBOR BAY NO. 4, LLC
ARE-EASTLAKE AVENUE NO. 3, LLC
ARE-MA REGION NO. 23, LLC
ARE-MA REGION NO. 26, LLC
ARE-MA REGION NO. 28, LLC
ARE-MA REGION NO. 30, LLC
ARE-SAN FRANCISCO NO. 26, LLC
ARE-SEATTLE NO. 10, LLC
ARE-SEATTLE NO. 12, LLC
ARE-SEATTLE NO. 16, LLC
LMC STORAGE, LLC
ARE-MA REGION NO. 13, LLC
ARE-MA REGION NO. 14, LLC
ARE-MA REGION NO. 19, LLC
ARE-MA REGION NO. 20, LLC
ARE-MA REGION NO. 21, LLC
ARE-MARYLAND NO. 23, LLC
ARE-MD NO. 1, LLC
ARE-PA REGION NO. 6, LLC
ARE-SAN FRANCISCO NO. 15, LLC
ARE-MA REGION NO. 25, LLC
ARE-MA REGION NO. 33, LLC
JC TWINS, LLC
ARE-SEATTLE NO. 20, LLC
ARE-SAN FRANCISCO NO. 25, LLC
ARE-MA REGION NO. 35, LLC
ARE-EAST RIVER SCIENCE PARK, LLC
ARE-SAN FRANCISCO NO. 29, LLC
ARE-SEATTLE NO. 15, LLC
ARE-MA REGION NO. 32, LLC
SAR ENTERPRISES, LLC
JSW INDUSTRIES, LLC
123 AUCTION, LLC
ARE-SAN FRANCISCO NO. 33, LLC
ARE-MA REGION NO. 34, LLC
ARE-SEATTLE NO. 19, LLC
ARE-NC REGION NO. 7, LLC, each a Delaware
limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware
limited partnership, their sole member

By: ARE-QRS Corp., a Maryland
corporation, general partner

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE-10505 ROSELLE STREET, LLC
ARE-108 ALEXANDER ROAD, LLC
ARE-150/154 TECHNOLOGY PARKWAY, LLC
ARE-170 WILLIAMS DRIVE, LLC
ARE-19 FIRSTFIELD ROAD, LLC
ARE-2425/2400/2450 GARCIA BAYSHORE, LLC
ARE-2625/2627/2631 HANOVER, LLC
ARE-279 PRINCETON ROAD, LLC
ARE-3005 FIRST AVENUE, LLC
ARE-3770 TANSY STREET, LLC
ARE-480 ARSENAL STREET, LLC
ARE-5 TRIANGLE DRIVE, LLC
ARE-500 ARSENAL STREET, LLC
ARE-6146 NANCY RIDGE, LLC
ARE-7030 KIT CREEK, LLC
ARE-770/784/790 MEMORIAL DRIVE, LLC
ARE-819/863 MITTEN ROAD, LLC
ARE-EAST JAMIE COURT, LLC
ARE-NEXUS CENTRE II, LLC
ARE-129/153/161 HILL STREET, LLC
ARE-14 FIRSTFIELD ROAD, LLC
ARE-700/730 SOUTH RAYMOND, LLC
ARE-100/800/801 CAPITOLA, LLC, each a Delaware
limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware
limited partnership, their managing member

By: ARE-QRS Corp., a Maryland
corporation, general partner

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ARE-MARYLAND NO. 25, LLC
ARE-MARYLAND NO. 26, LLC
ARE-MARYLAND NO. 27, LLC
ARE-MARYLAND NO. 31, LLC
ARE-MARYLAND NO. 32, LLC
ARE-5 RESEARCH PLACE, LLC, each a
Maryland limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, their sole member

	By:	ARE-QRS Corp., a Maryland corporation,
general partner

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-10933 NORTH TORREY PINES, LLC
ARE-11099 NORTH TORREY PINES, LLC, each a
Delaware limited liability company

By:	Alexandria Real Estate Equities, Inc., a Maryland
corporation, their managing member

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-381 PLANTATION STREET, LLC
ARE-60 WESTVIEW, LLC
ARE-ONE INNOVATION DRIVE, LLC, each a
Delaware limited liability company

By:	AREE-Holdings, L.P., a Delaware limited
partnership, their managing member

By:	ARE-GP Holdings QRS Corp., a
Delaware corporation, general partner

By:		/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-PA REGION NO. 3, L.P.
ARE-PA REGION NO. 4, L.P.
ARE-702 ELECTRONIC DRIVE, L.P., each a Delaware
limited partnership

By:	AREE-Holdings, L.P., a Delaware limited
partnership, their general partner

	By:	ARE-GP Holdings QRS Corp., a Delaware
corporation, general partner

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-VIRGINIA NO. 2, LLC, a Delaware limited
liability company

By:	ARE-Virginia No. 2 Member, LLC, a Delaware
limited liability company, manager

By:	Alexandria Real Estate Equities, Inc., a Maryland
corporation, sole member

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-MARYLAND NO. 7 CORP.
ARE-MARYLAND NO. 8 CORP., each a Maryland
corporation

	By:	/s/ Dean A. Shigenaga
		Name:	Dean A. Shigenaga
		Title:	Chief Financial Officer

ARE-MARYLAND NO. 30, LLC, a Maryland limited
liability company

By:	ARE-Maryland No. 29, LLC, a Delaware limited
liability company, sole member

By:	Alexandria Real Estate Equities, L.P., a Delaware
limited partnership, sole member

	By:	ARE-QRS Corp., a Maryland corporation,
general partner

		By:	/s/ Dean A. Shigenaga
			Name:	Dean A. Shigenaga
			Title:	Chief Financial Officer

ARE-SAN FRANCISCO NO. 21, L.P., a California
limited partnership

By:	ARE-San Francisco No. 21 GP, LLC, a Delaware
limited liability company, general partner

By:	Alexandria Real Estate Equities, L.P., a Delaware
limited partnership, sole member

	By:	ARE-QRS Corp., a Maryland corporation,
general partner

		By:	/s/ Dean A. Shigenaga
			Name:	Dean A. Shigenaga
			Title:	Chief Financial Officer

JBC ENDEAVORS, LLC, a Delaware limited liability
company

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ORANGE COAST, LLC, a Delaware limited liability
company

By:	/s/ Dean A. Shigenaga
Name:	Dean A. Shigenaga
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Kathleen M. Carry
		Name:	Kathleen M. Carry
		Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer, and Swing Line Lender

	By:	/s/ James P. Johnson
		Name:	James P. Johnson
		Title:	Senior Vice President

CITICORP NORTH AMERICA, INC.

	By:	/s/ Ricardo James
		Name:	Ricardo James
		Title:	Director

THE BANK OF NOVA SCOTIA

	By:	/s/ Jed Richardson
		Name:	Jed Richardson
		Title:	Director

SCOTIABANC INC.

	By:	/s/ William E. Zarrett
		Name:	William E. Zarrett
		Title:	Managing Director

UBS LOAN FINANCE LLC

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

By:	/s/ Irja R. Osa
	Name:	Irja R. Osa
	Title:	Associate Director

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Jack V. Confusione
	Name:	Jack V. Confusione
	Title:	Senior Vice President

By:	/s/ Jeffrey J. O’Brien
	Name:	Jeffrey J. O’Brien
	Title:	Vice President

SOCIETE GENERALE

By:	/s/ Joseph T. Martinez Jr.
	Name:	Joseph T. Martinez Jr.
	Title:	Director

SUNTRUST BANK

By:	/s/ Gregory T. Horstman
	Name:	Gregory T. Horstman
	Title:	Senior Vice President

CALYON NEW YORK BRANCH

By:	/s/ Paul T. Ragusin
	Name:	Paul T. Ragusin
	Title:	Director

By:	/s/ John A. Wain
	Name:	John A. Wain
	Title:	Managing Director

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ John Lippman
	Name:	John Lippman
	Title:	Director

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Vice President

UNION BANK OF CALIFORNIA

By:	/s/ Angela D. Smailey
	Name:	Angela D. Smailey
	Title:	Vice President

BANK OF THE WEST

By:	/s/ Chuck Weerasooriya
	Name:	Chuck Weerasooriya
	Title:	Senior Vice President

By:	/s/ Janet Manista
	Name:	Janet Manista
	Title:	Vice President

FIRST HORIZON BANK,
a division of First Tennessee Bank, NA

By:	/s/ Kenneth W. Rub
	Name:	Kenneth W. Rub
	Title:	Vice President

MEGA INTERNATIONAL COMMERCIAL
BANK CO., LTD. NEW YORK BRANCH

By:	/s/ Tsang-Pei Hsu
	Name:	Tsang-Pei Hsu
	Title:	VP & Deputy General Manager

ERSTE BANK DER OESTERREICHISCHEN
SPARKASSEN AG

By:	/s/ Gregory Aptman
	Name:	Gregory Aptman
	Title:	Associate Director

By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	Managing Director

SOVEREIGN BANK

By:	/s/ T. Gregory Donohue
	Name:	T. Gregory Donohue
	Title:	Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Brett E. Thompson
	Name:	Brett E. Thompson
	Title:	Vice President

PEOPLE’S BANK

By:	/s/ Anne Kuchinski
	Name:	Anne Kuchinski
	Title:	Vice President

PB (USA) REALTY CORPORATION

By:	/s/ Ann Wilhelm
	Name:	Ann Wilhelm
	Title:	Assistant Vice President

By:	/s/ Peter Hannigan
	Name:	Peter Hannigan
	Title:	Vice President

PACIFIC WESTERN BANK, A CALIFORNIA STATE-
CHARTERED BANK

By:	/s/ Hala El-Oraby
	Name:	Hala El-Oraby
	Title:	Vice President

MIDFIRST BANK, A FEDERALLY
CHARTERED SAVINGS ASSOCIATION

By:	/s/ Darrin D. Rigler
	Name:	Darrin D. Rigler
	Title:	Vice President

MERRILL LYNCH BANK USA

By:	/s/ Louis Adler
	Name:	Louis Adler
	Title:	Director

LAND BANK OF TAIWAN

By:	/s/ Chien-Ching Li
	Name:	Chien-Ching Li
	Title:	AVP & Deputy General Manager

HUA NAN COMMERCIAL BANK, LTD. LOS ANGELES
BRANCH

By:	/s/ Oliver C.H. Hsu
	Name:	Oliver C.H. Hsu
	Title:	VP & General Manager

COMPASS BANK

By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

COMERICA BANK

By:	/s/ James Graycheck
	Name:	James Graycheck
	Title:	Vice President

CHEVY CHASE BANK, F.S.B.

By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Virginia Neale
	Name:	Virginia Neale
	Title:	Vice President

THE BANK OF TOKYO – MITSUBISHI UFJ,
LTD.

By:	/s/ Yoichi Orikasa
	Name:	Yoichi Orikasa
	Title:	Vice President & Manager

UNITED OVERSEAS BANK LIMITED, LOS ANGELES
AGENCY

By:	/s/ Hoong Chen
	Name:	Hoong Chen
	Title:	SVP & GM

EMIGRANT REALTY FINANCE LLC

By:	/s/ Thomas G. Devine
	Name:	Thomas G. Devine
	Title:	Managing Director & Vice President

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:	/s/ Bruce Ju
	Name:	Bruce Ju
	Title:	SVP & General Manager

BANK OF EAST ASIA, LTD., NEW YORK BRANCH

By:	/s/ Stanley H. Kung
	Name:	Stanley H. Kung
	Title:	SVP & Chief Lending Officer

By:	/s/ Danny Leung
	Name:	Danny Leung
	Title:	SVP & Controller